Exhibit 10.1

AMENDMENT NO. 1 AND INCREMENTAL JOINDER AGREEMENT

AMENDMENT NO. 1 AND INCREMENTAL JOINDER AGREEMENT dated as of December 19, 2013 (this “2013 Amendment Agreement”), to the Amended and Restated Credit Agreement dated as of December 13, 2012 (as heretofore amended, supplemented or otherwise modified, the “Existing Term Loan Agreement”), among SPANSION LLC, a Delaware limited liability company (the “Borrower”), SPANSION INC., a Delaware corporation (“Holdings”), SPANSION TECHNOLOGY LLC, a Delaware limited liability company (“Spansion Technology”), each LENDER from time to time party thereto, BARCLAYS BANK PLC, as Administrative Agent (in such capacity, the “Administrative Agent”), and as Collateral Agent and MORGAN STANLEY SENIOR FUNDING, INC., as Documentation Agent.

RECITALS:

1.     The Borrower desires to (i) refinance or reprice in full the Original Loans and Loans outstanding immediately prior to the effectiveness of this 2013 Amendment Agreement under the Existing Term Loan Agreement (collectively, the “Existing Term Loans”) with new or amended Loans made thereunder (the “2013 Repricing Term Loans”), (ii) borrow New Term Loans under Section 2.14 of the Amended Term Loan Agreement (the “2013 Incremental Term Loans” and together with the 2013 Repricing Term Loans, the “2013 Term Loans”) on the 2013 Incremental Effective Date (as defined below) and (iii) effect certain other amendments to the Existing Term Loan Agreement (as amended by this 2013 Amendment Agreement as in effect from time to time, the “Amended Term Loan Agreement”). The 2013 Repricing Term Loans shall be made:

a.

in part by Existing Term Loan Lenders that agree to convert their Existing Term Loans (after giving effect to any relevant partial prepayment thereof, as described below) to 2013 Repricing Term Loans; and

b.	in part by lenders making new 2013 Term Loans in an aggregate amount equal to the amount set forth opposite such lender’s name on Schedule 1 hereto.

2.     Each financial institution identified on the signature pages hereto as a “2013 Term Loan Lender” (each, a “2013 Term Loan Lender”) has agreed severally, on the terms and conditions set forth herein and in the Amended Term Loan Agreement, (i) to provide a 2013 Repricing Term Loan in the amount of its 2013 Repricing Term Loan Commitment (if any), (ii) to provide a 2013 Incremental Term Loan in the amount of its 2013 Incremental Term Loan Commitment (if any), (iii) to be or remain (as applicable) a Lender for all purposes under the Amended Term Loan Agreement and (iv) to the other amendments effected by this 2013 Amendment Agreement.

3.     Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.     Defined Terms. (a) Capitalized terms used but not otherwise defined herein (including the preliminary statements hereto) have the meanings assigned to them in the Existing Term Loan Agreement or the Amended Term Loan Agreement, as the context may require. The provisions of Section 1.02 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(b)     As used in this 2013 Amendment Agreement, the following terms have the meanings specified below:

“2013 Fee Letter” shall mean the Fee Letter dated as of December 9, 2013 by and among the Borrower, Morgan Stanley Senior Funding, Inc. and Barclays Bank PLC, as heretofore amended, supplemented or otherwise modified.

“2013 Incremental Effective Date” shall mean the date on which the 2013 Incremental Term Loans are incurred; provided, that the 2013 Incremental Effective Date shall be no later than the date 35 days after the 2013 Amendment Effective Date.

“Converted Term Loans” shall mean each Existing Term Loan (or portion thereof) as to which the Lender thereof is a Converting Term Lender, to the extent provided in this 2013 Amendment Agreement.

“Converting Term Lender” shall mean each Existing Term Loan Lender that has elected to convert its Existing Term Loans (or a portion thereof) to 2013 Repricing Term Loans pursuant to this 2013 Amendment Agreement.

“Existing Term Loan Lender” shall mean a Lender with an Existing Term Loan on the 2013 Amendment Effective Date, immediately prior to giving effect to this 2013 Amendment Agreement.

“Existing Term Loan Prepayment Amount” shall mean, for each Existing Term Loan Lender, the sum of (i) the aggregate principal amount of Existing Term Loans owing to such Existing Term Loan Lender on the 2013 Amendment Effective Date plus (ii) all accrued and unpaid interest on such Existing Term Loan Lender’s Existing Term Loans to the 2013 Amendment Effective Date plus (iii) any other amounts owing to such Existing Term Loan Lender (in its capacity as such) under the Loan Documents as of the 2013 Amendment Effective Date, including any amounts owing pursuant to Section 2.03 of the Existing Term Loan Agreement.

“New Term Lender” shall mean a Lender that (i) is not an Existing Term Loan Lender and (ii) has a 2013 Repricing Term Loan Commitment, a 2013 Incremental Term Loan Commitment or both.

SECTION 2.	2013 Term Loans.

(a)     Commitments. Each Person identified on the signature pages to the 2013 Amendment Agreement as a “2013 Term Loan Lender” shall become party to the Existing Term Loan Agreement as a “Lender”, and shall have:

(i)     in the case of each such Lender (each a “2013 Repricing Term Loan Lender”) with a “2013 Repricing Term Loan Commitment” opposite its name on Schedule 1 to the 2013 Amendment Agreement (or, in the case of Converting Term Lenders, as specified on the Register maintained by the Administrative Agent pursuant to Section 11.06(b)(iv) of the Existing Term Loan Agreement) (for any such Lender, its “2013 Repricing Term Loan Commitment”), a commitment to make or convert to (as applicable) a 2013 Repricing Term Loan in a principal amount equal to its 2013 Repricing Term Loan Commitment; and

(ii)     in the case of each such Lender (each a “2013 Incremental Term Loan Lender”) with a “2013 Incremental Term Loan Commitment” opposite its name on Schedule 1 to the 2013 Amendment Agreement (each, a “2013 Incremental Term Loan Commitment” and, together with the 2013 Repricing Term Loan Commitments, the “2013 Term Loan Commitments”), a commitment to make a 2013 Incremental Term Loan in a principal amount equal to its 2013 Incremental Term Loan Commitment.

Each 2013 Term Loan Lender shall, from and after the 2013 Amendment Effective Date, have all of the rights and obligations of a “Lender” under the Amended Term Loan Agreement and the other Loan Documents. All 2013 Repricing Term Loans shall be “Term Loans” and “Loans” and all 2013 Incremental Term Loans shall be “New Term Loans”, “Term Loans” and “Loans”, in each case for all purposes of the Amended Term Loan Agreement and the other Loan Documents. The 2013 Term Loans may be repaid or prepaid in accordance with the provisions of the Amended Term Loan Agreement, but once repaid or prepaid may not be reborrowed.

(b)     2013 Amendment Effective Date Loans and Prepayments.

(i)     On the 2013 Amendment Effective Date, each 2013 Repricing Term Loan Lender shall, severally and not jointly and subject to the terms and conditions set forth in the 2013 Amendment Agreement and the Amended Term Loan Agreement, make a 2013 Repricing Term Loan to the Borrower in an amount equal to its 2013 Repricing Term Loan Commitment in accordance with this Section 2 and Section 2.01 of the Amended Term Loan Agreement by delivering to the Administrative Agent immediately available funds in such amount.

(ii)     Upon receipt of the amounts referred to above, the Borrower shall prepay in full the Existing Term Loans, together with accrued and unpaid interest thereon to the date of such prepayment and any other amounts then due and owing with respect thereto, by directing the Administrative Agent to apply proceeds of the 2013 Term Loans in an amount sufficient to repay all such amounts; provided that each Converting Term Lender irrevocably agrees to accept, in lieu of cash for all or a portion of its outstanding Existing Term Loans so prepaid (in a portion equal to its 2013 Repricing Term Loan Commitment), delivery from the Borrower on the 2013 Amendment Effective Date of an equal principal amount of 2013 Repricing Term Loans.

(iii)     On the 2013 Amendment Effective Date and subject to receipt of payment in full of all Existing Term Loans as provided in clause (b)(ii) above, each Existing Term Loan Lender (in its capacity as such, but not in any other capacity, and excluding any Converting Term Lender) shall cease to be a Lender party to the Existing Term Loan Agreement (and, for the avoidance of doubt, each Existing Term Loan Lender that is not a Converting Term Lender or an 2013 Term Loan Lender shall not be a Lender party to the Amended Term Loan Agreement (except to the extent that it shall subsequently become a Lender party thereto pursuant to an Assignment and Acceptance entered into in accordance with the terms of the Amended Term Loan Agreement)), and all accrued fees under the Existing Term Loan Agreement for the account of each Existing Term Loan Lender shall be due and payable on such date.

(c)     2013 Incremental Effective Date Loans.

(i)     On the 2013 Incremental Effective Date, each 2013 Incremental Term Loan Lender shall, severally and not jointly and subject to the terms and conditions set forth in the 2013 Amendment Agreement and the Amended Term Loan Agreement, make a 2013 Incremental Term Loan in the amount of its 2013 Incremental Term Loan Commitment in accordance with Section 2.14 of the Existing Term Loan Agreement, by delivering to the Administrative Agent immediately available funds in such amount.

(ii)     On the 2013 Incremental Effective Date, the Borrower shall ensure that 2013 Repricing Term Loans and 2013 Incremental Term Loans have the same Interest Period beginning on the 2013 Incremental Effective Date. The 2013 Incremental Term Loans and 2013 Repricing Term Loans shall from and after the 2013 Incremental Effective Date comprise a single tranche of Term Loans under the Amended Term Loan Agreement.

SECTION 3.     Terms of 2013 Term Loans. The terms of the 2013 Term Loans will be as set forth in the Amended Term Loan Agreement.

SECTION 4.     Amendments.

(a)     Each of the parties hereto agrees that, effective on the 2013 Amendment Effective Date, the Existing Term Loan Agreement shall be amended as follows:

(i)     New Defined Term. Section 1.01 of the Existing Term Loan Agreement is hereby amended by inserting in appropriate alphabetical order the following new definition:

“2013 Amendment Agreement” means the Amendment No. 1 And Incremental Joinder Agreement dated as of December 19, 2013 by and among the Borrower, Holdings, Spansion Technology, the Lenders party thereto, the Administrative Agent and Morgan Stanley Senior Funding, Inc.

“2013 Amendment Effective Date” has the meaning specified in the 2013 Amendment Agreement.

“2013 Incremental Effective Date” has the meaning specified in the 2013 Amendment Agreement.

“2013 Incremental Term Loan” has the meaning specified in the 2013 Amendment Agreement.

“2013 Incremental Term Loan Commitment” has the meaning specified in the 2013 Amendment Agreement.

“2013 Incremental Term Loan Lender” has the meaning specified in the 2013 Amendment Agreement.

“2013 Repricing Term Loan” has the meaning specified in the 2013 Amendment Agreement.

“2013 Repricing Term Loan Commitment” has the meaning specified in the 2013 Amendment Agreement.

“2013 Repricing Term Loan Lender” has the meaning specified in the 2013 Amendment Agreement.

“2013 Term Loan” has the meaning specified in the 2013 Amendment Agreement.

“2013 Term Loan Lender” has the meaning specified in the 2013 Amendment Agreement.

“AM Business” means certain subsidiaries, assets and liabilities, including approximately 1,200 patents and patent applications, of Fujitsu Semiconductor Limited, a Japanese corporation (“Fujitsu”), acquired by Borrower on August 1, 2013 for purposes of acquiring Fujitsu’s business of designing, developing, marketing and selling analog semiconductor and microcontroller products.

“Amended Term Loan Agreement” has the meaning specified in the 2013 Amendment Agreement.

“Converting Term Lender” has the meaning specified in the 2013 Amendment Agreement.

“Existing Term Loan Lender” has the meaning specified in the 2013 Amendment Agreement.

(ii)     Pricing of 2013 Term Loans. The defined term “Applicable Margin” in Section 1.01 of the Existing Term Loan Agreement is hereby amended to read in full as follows:

“Applicable Margin” means 2.00% per annum for any Base Rate Loan and 3.00% per annum for any Eurodollar Rate Loan.

(iii)     Additional Amended Defined Terms. The following defined terms in Section 1.01 of the Existing Term Loan Agreement are amended as follows:

(A)     The defined term “Existing Term Loan Agreement” is hereby amended to read in full as follows:

“Existing Term Loan Agreement” has the meaning specified in the 2013 Amendment Agreement.

(B)     The defined term “Base Rate” is hereby amended by replacing references to “2.75%” in the last sentence therein with “1.75%”; and

(C)     The defined term “Eurodollar Rate” is hereby amended by replacing references to “1.25%” in the last sentence therein with “0.75%”.

(D)     The defined term “Consolidated EBITDA” is hereby amended by adding a new proviso to the end thereof to read in full as follows:

provided that, solely for any determination of Consolidated EBITDA for purposes of Section 7.11 of the Revolving Credit Agreement and Section 7(e) of the 2013 Amendment Agreement (and without duplication of amounts included in clause (a) or (b) above), Consolidated EBITDA attributable to the AM Business (A) for each fiscal quarter ending on or after December 31, 2012 and prior to September 29, 2013 (in each case, pro forma as if the AM Business acquisition had occurred at the beginning of such period), shall be deemed to be $10,000,000 and (B) for each such period ending on and after September 29, 2013 and not later than June 29, 2014, shall be based upon actual operating performance since the acquisition of the AM Business on August 1, 2013 (as determined in good faith by Holdings as the attributable portion of Consolidated EBITDA that would have been generated by the AM Business if it had been owned and operated by, and fully integrated with, the Borrower during such period, otherwise determined in accordance with and taking into account any adjustments pursuant to clause (a) and clause (b) above) (e.g., if the Consolidated EBITDA attributable to the AM Business in the two months since acquisition, determined as provided above, was $5,000,000, such amount shall equate to $7,500,000 for the fiscal quarter ending September 29, 2013).

(E)     The defined term “Documentation Agent” is hereby amended to read in full as follows:

“Documentation Agent” means each of Morgan Stanley, Wells Fargo Securities, LLC, Jefferies Finance LLC and Silicon Valley Bank.

(F)     The defined term “Maturity Date” is hereby amended by replacing references to “December 13, 2018” with “December 19, 2019”.

(iv)     Amendment of Section 2.01. Section 2.01 of the Existing Term Loan Agreement is hereby amended in full by replacing such section with Section 2 of the 2013 Amendment Agreement.

(v)     Amendment of Section 2.03. Section 2.03 of the Existing Term Loan Agreement is hereby amended by replacing the phrase “the first anniversary of the Amendment and Restatement Effective Date” in clause (a)(i) therein with “the date that is six months after the 2013 Amendment Effective Date”.

(vi)     Amendment of Section 2.05. Section 2.05 of the Existing Term Loan Agreement is hereby amended by replacing the reference to “Amendment and Restatement Effective Date” in the second sentence therein with “2013 Amendment Effective Date (after giving effect to the incurrence of the 2013 Repricing Term Loans and 2013 Incremental Term Loans)”.

(vii)     Amendment of Section 2.14. Section 2.14 of the Existing Term Loan Agreement is hereby amended by replacing the sentence beginning “The Borrower may by written notice” to read in full as follows:

The Borrower may by written notice to the Administrative Agent elect to request prior to the Maturity Date with respect to the Original Facility, one or more additional tranches of term loans (any such increase, the “New Term Loans”), by an amount for all such increases effected after the 2013 Amendment Effective Date (and excluding the 2013 Incremental Term Loans) not to exceed an amount equal to (a) $100,000,000 less the aggregate amount of New Revolving Loan Commitments after the 2013 Amendment Effective Date plus (b) an additional amount if, on a pro forma basis after giving effect to such New Term Loans, the Senior Secured Leverage Ratio does not exceed 2.75:1.00 (assuming borrowing of the full amount of the Revolving Commitments (as defined in the Revolving Credit Agreement)) in the aggregate and not less than $5,000,000 individually (or such lesser amount which shall be approved by the Administrative Agent), and integral multiples of $1,000,000 in excess of that amount.

(viii)     Amendment of Section 7.03. Section 7.03(l) of the Existing Term Loan Agreement is hereby amended by replacing the reference to “$50,000,000” in clause (i) therein with “$75,000,000”.

(ix)     Amendment of Section 7.06. Section 7.06(n) of the Existing Term Loan Agreement is hereby amended by replacing the reference to “$50,000,000” in clause (i) therein with “$75,000,000”.

(x)     Amendment of Section 7.19. Section 7.19 of the Existing Credit Agreement is hereby amended in full to read as follows:

Enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for (a) any such sale of any fixed or capital assets by Holdings, the Borrower or any Subsidiary that is made for cash consideration in an amount not less than the fair value of such fixed or capital asset; provided, that the aggregate fair market value of property subject thereto shall not exceed at any time $50,000,000 at any time and (b) sale and leaseback of the facility located at 915 Deguigne Drive, Sunnyvale, California 94088.

(b)     Requirement to Deliver Real Property Documents. Each of the parties hereto agrees that the Borrower’s obligations under Section 5(d)(iii) of the Amendment and Restatement Agreement with respect to the facility located at 915 Deguigne Drive, Sunnyvale, California shall be extended from 12 months to 18 months.

(c)     Requirements To Deliver Notice Of Prepayment And Pay Breakage. Solely with respect to the repayment of the Existing Term Loans on the 2013 Amendment Effective Date, (a) notice of prepayment required pursuant to Section 2.03(a)(ii)(A) of the Existing Credit Agreement may be delivered on the Business Day prior to the 2013 Amendment Effective Date and (b) the Existing Term Loan Lenders party hereto hereby waive any compensation that could be claimed by such Existing Term Loan Lenders pursuant to Section 3.05 of the Existing Credit Agreement.

SECTION 5.     Representations and Warranties. Each of Holdings and the Borrower hereby represents and warrants to each other party hereto that:

(a)     The execution, delivery and performance by each of Holdings and the Borrower of this 2013 Amendment Agreement are within its corporate powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Amended Term Loan Agreement), or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (c)(i), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

(b)     This 2013 Amendment Agreement has been duly executed and delivered by each of Holdings and the Borrower, and this 2013 Amendment Agreement and the Term Loan Agreement as amended thereby constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(c)     The representations and warranties of each of Holdings and the Borrower contained in Article V of the Existing Term Loan Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof and on and as of the 2013 Amendment Effective Date (in each case, except to the extent that any representation or warranty specifically refers to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct in all respects on such respective dates.

(d)     Both before and after giving effect to this 2013 Amendment Agreement, no Default has occurred and is continuing.

SECTION 6.     Effectiveness. This 2013 Amendment Agreement shall become effective on and as of the date, on which each of the following conditions precedent (aside from those certain conditions precedent which may be satisfied after the 2013 Amendment Effective Date) is satisfied (such date, the “2013 Amendment Effective Date”):

(a)     Counterparts. The Administrative Agent shall have received duly executed counterparts of this 2013 Amendment Agreement that, when taken together, bear the signatures of each of Holdings, Spansion Technology, the Borrower, the Administrative Agent, the Collateral Agent, and the 2013 Term Loan Lenders.

(b)     Documents, Certificates, Opinions and Other Instruments. The Administrative Agent shall have received the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the 2013 Amendment Effective Date, as applicable (or, in the case of certificates of governmental officials, a recent date before the 2013 Amendment Effective Date and) and each in form and substance satisfactory to the Administrative Agent:

(i)     such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require (i) certifying the resolutions of its board of directors, members or other body authorizing the execution, delivery and performance of the Transaction Documents, (ii) evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party and (iii) containing appropriate attachments, including the Organization Documents of each Loan Party and, if applicable, a true and correct copy of its by-laws or operating, management or partnership agreement;

(ii)     such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed and is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(iii)     a certificate signed by a Responsible Officer of the Borrower and each other Loan Party, as of the 2013 Amendment Effective Date, as to: (A) the absence of any Default, (B) the truth in all material respects of the representations and warranties contained in Article V of the Existing Term Loan Agreement, the 2013 Amendment Agreement or any other Loan Document on and as of the 2013 Amendment Effective Date to the same extent as though made on and as of the 2013 Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, (C) the satisfaction of all the conditions precedent to the 2013 Amendment Effective Date forth in this Section 6 required to be satisfied on or before the 2013 Amendment Effective Date and that this 2013 Amendment Agreement is effective, (D) the payment in full of all fees and expenses due in respect of the Loan Documents as of the 2013 Amendment Effective Date, (E) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect other than as described in the Disclosure Statement or in the Borrower’s filings with the SEC made prior to the 2013 Amendment Effective Date and (F) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or stating that no such consents, licenses or approvals are so required;

(iv)     certificates attesting to the Solvency of each Loan Party after giving effect to the incurrence of the 2013 Term Loans, from its chief financial officer dated as of the 2013 Amendment Effective Date; and

(v)     a favorable opinion of Latham & Watkins LLP, counsel to the Loan Parties, dated as of the 2013 Amendment Effective Date and addressed to the Administrative Agent and each Lender, in a form reasonably satisfactory to the Administrative Agent.

(c)     Lender Fees. The Borrower shall have paid or have caused to be paid (i) to each New Term Lender, a fee in an amount equal to 1.00% of the amount of such New Term Lender’s 2013 Repricing Term Loan Commitment, (ii) all fees required to be paid to the Agents and the Arrangers on or before the 2013 Amendment Effective Date as set forth in the 2013 Fee Letter and any fee letter entered into in connection with this Amendment Agreement or the transactions contemplated hereby and (iii) all fees required to be paid to the Lenders on or before the 2013 Amendment Effective Date pursuant to the terms of the Amended Term Loan Agreement.

(d)     Counsel Fees. The Borrower shall have paid or have caused to be paid (i) all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) and (ii) all other expenses of the Administrative Agent and the Lenders in connection with the Loan Documents, in each case, to the extent invoiced prior to or on the 2013 Amendment Effective Date.

(e)     Accrued Interest. The Borrower shall have paid or have caused to be paid, to Existing Term Loan Lenders on the 2013 Amendment Effective Date, all accrued interest owing on such Existing Term Loans to and until the 2013 Amendment Effective Date.

(f)     PATRIOT Act. The Administrative Agent and the Lenders shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act.

(g)     No Material Adverse Effect. There has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect other than as described in the Disclosure Statement or in the Borrower’s filings with the SEC made prior to the 2013 Amendment Effective Date.

(h)     No Litigation. There shall not exist any action, suit, investigation, litigation or proceeding or other legal or regulatory developments, pending or threatened in any court or before any arbitrator or Governmental Authority with respect to the 2013 Amendment Agreement or the transaction contemplated thereby, or the Transaction Documents, and the 2013 Amendment Agreement or the transaction contemplated thereby and the Transaction Documents shall be in compliance, in all material respects, with all applicable foreign and U.S. federal, state and local laws and regulations.

(i)     Other. The Administrative Agent shall have received such other reasonable and customary approvals, opinions or documents as the Administrative Agent shall request in good faith.

SECTION 7.     Conditions to 2013 Incremental Effective Date.

(a)     2013 Incremental Effective Date. The 2013 Incremental Effective Date shall occur, if at all, no later than 35 days after the 2013 Amendment Effective Date.

(b)     Representations and Warranties. The representations and warranties contained in the Amended Term Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the 2013 Incremental Effective Date to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

(c)     No Default. No event has occurred and is continuing or would result from the making of the 2013 Incremental Term Loans contemplated hereby that would constitute a Default;

(d)     Compliance with Amended Term Loan Agreement. The Borrower has performed in all material respects all agreements and satisfied all conditions which the Amended Term Loan Agreement provides shall be performed or satisfied by it on or before the date hereof;

(e)     Financial Covenant. If the same were applicable at the end of the then most recent fiscal quarter of Holdings for which financial statements are available, the Borrower and its Subsidiaries are in pro forma compliance with each of the covenants set forth in Section 7.11 of the Revolving Credit Agreement as of the last day of the most recently ended fiscal quarter after giving effect to the 2013 Incremental Term Loans (and assuming borrowing of the full amount of the Revolving Commitments (as defined in the Revolving Credit Agreement));

(f)     Officer’s Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower and each other Loan Party, as of the 2013 Incremental Effective Date, as to: (i) the absence of any Default, (ii) the truth in all material respects of the representations and warranties contained in Article V of the Amended Term Loan Agreement, the 2013 Amendment Agreement or any other Loan Document on and as of the 2013 Incremental Effective Date to the same extent as though made on and as of the 2013 Incremental Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, (iii) the satisfaction of all the conditions precedent to the 2013 Incremental Effective Date set forth in this Section 7 required to be satisfied on or before the 2013 Incremental Effective Date and that this 2013 Amendment Agreement is effective, (iv) the payment in full of all fees and expenses due in respect of the Loan Documents as of the 2013 Incremental Effective Date and (v) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect other than as described in the Disclosure Statement or in the Borrower’s filings with the SEC made prior to the 2013 Incremental Effective Date;

(g)     Solvency Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower and each other Loan Party, dated as of the 2013 Incremental Effective Date, attesting to the Solvency of each Loan Party after giving effect to the incurrence of the 2013 Incremental Term Loans, from its chief financial officer; and

(h)     Lender Fees. The Borrower shall have paid or have caused to be paid to each 2013 Term Loan Lender with a 2013 Incremental Term Loan Commitment set out on Schedule 1 hereto, a fee in an amount equal to 1.00% of the amount of such 2013 Incremental Term Loan Commitment.

(i)     Other. The Administrative Agent shall have received such other reasonable and customary approvals, opinions or documents as the Administrative Agent shall request in good faith.

SECTION 8.     Effect of this 2013 Amendment Agreement.

(a)     Except as expressly set forth herein and in the Amended Term Loan Agreement, this 2013 Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents, the Arrangers or the Lenders under the Existing Term Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Term Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Term Loan Agreement or any other Loan Document in similar or different circumstances.

(b)     On and after the 2013 Amendment Effective Date, each reference in the Existing Term Loan Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import, and each reference to the Existing Term Loan Agreement in any other Loan Document, shall be deemed to be a reference to the Existing Term Loan Agreement as amended and restated hereby. This 2013 Amendment Agreement shall constitute a “Loan Document” for all purposes of the Existing Term Loan Agreement, the Amended Term Loan Agreement and the other Loan Documents.

(c)     The Lenders party hereto hereby authorize the Administrative Agent to enter into such amendment or amendments to the Amended Term Loan Agreement or any other Loan Document as shall be appropriate, in the judgment of the Administrative Agent, to give effect to the transactions contemplated hereby (including the Original Loan conversions) or to cure any ambiguity, omission, defect or inconsistency relating to effectuation of the transactions contemplated hereby.

SECTION 9.     Counterparts. This 2013 Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission of an executed counterpart of a signature page to this 2013 Amendment Agreement shall be effective as delivery of an original executed counterpart of this 2013 Amendment Agreement.

SECTION 10.     Governing Law.

(a)     GOVERNING LAW. THIS 2013 AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

(b)     SUBMISSION TO JURISDICTION. SUBJECT TO CLAUSE (E) OF THE FOLLOWING SENTENCE, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER LOAN DOCUMENTS, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT IN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH LOAN PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (OTHER THAN WITH RESPECT TO ACTIONS BY ANY AGENT IN RESPECT OF RIGHTS UNDER ANY SECURITY AGREEMENT GOVERNED BY A LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO); (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE LOAN PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 11.02 OF THE RESTATED CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE LOAN PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY SECURITY DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

(c)     WAIVER OF VENUE. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)     SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 OF THE AMENDED TERM LOAN AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 11.     WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS 2013 AMENDMENT AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 12.     Headings. Section headings used herein are for convenience of reference only, are not part of this 2013 Amendment Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this 2013 Amendment Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this 2013 Amendment Agreement to be duly executed by their respective authorized officers as of the date first above written.

SPANSION LLC, as Borrower,

by     /s/ John H. Kispert

          Name: John H. Kispert
          Title: President and Chief Executive Officer

SPANSION INC., as Guarantor,

by     /s/ John H. Kispert

          Name: John H. Kispert
          Title: President and Chief Executive Officer

SPANSION TECHNOLOGY LLC, as Guarantor,

by     /s/ John H. Kispert

          Name: John H. Kispert
          Title: Chief Executive Officer

BARCLAYS BANK PLC, as Administrative Agent and Collateral Agent,

by     /s/ Ronnie Glenn

          Name: Ronnie Glenn
          Title: Vice President

MORGAN STANLEY SENIOR FUNDING, INC., as Documentation Agent,

by     /s/ Andrew Earls

          Name: Andrew Earls
          Title: Vice President

SIGNATURE PAGES AND SCHEDULE 1 TO

AMENDMENT NO. 1 AND INCREMENTAL JOINDER AGREEMENT

FOR 2013 TERM LOAN LENDERS

[On file with the Administrative Agent.]